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EXHIBIT NO

   10.48       Contract Change No. 2 to SMUD I.


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SMUD
SACRAMENTO MUNICIPAL UTILITY DISTRICT 6201 S STREET, P.O. BOX 15830, SACRAMENTO CA 95852-1830 (916) 452-3211


CONTRACT NO.    H-126     CHANGE NO.     2                FOR INTERNAL USE ONLY
             ----------               -------
  DARPA Fuel Cell Hybrid Vehicle Project
----------------------------------------------------     W.O./DIST. NO.
               CONTRACT TITLE                                        -----------

Development of reformer and fuel cell power system
----------------------------------------------------     PROJECT     -----------
              CONTRACT SCOPE

               for hybrid electric vehicle               COST CENTER -----------
----------------------------------------------------
                                                         RESOURCE    -----------


      THIS AGREEMENT made by and between SACRAMENTO MUNICIPAL UTILITY DISTRICT, hereinafter called the District, and H POWER CORPORATION,



hereinafter designated as H Power, WITNESSETH; That the parties hereto mutually agree to the following changes in the above numbered contract between the parties, hereinafter call the "original contract":




IN SECTION 5.G, AUDITS, REPLACE PARAGRAPH 5.G.2) AS FOLLOWS:

      For years in which H Power expends $300,000 or more in federal awards, H Power shall have an audit made for that year by an independent auditor, in accordance with 32 CFR Part 34 (DoD Administrative Requirements for Grants and Agreements with For-Profit Organizations). The auditor shall determine and report whether:

      a) H Power has an internal control structure that provides reasonable assurance that it is managing Federal laws and regulations, and with the terms and conditions of the award.

      b) Based on a sampling of Federal award expenditures, H Power has complied with laws, regulations, and award terms that may have a direct and material effect on Federal awards. This audit shall be performed annually within six months of the end of H Power's fiscal year for each year in which Federal funds are received under this Agreement, including the year in which the Agreement expires or is terminated pursuant to paragraph 26.


      This contract change is subject to all provisions of the original contract and all provisions of any previous Contract Changes which are not expressly superceded in this Contract Change.

    SACRAMENTO MUNICIPAL UTILITY DISTRICT               H POWER CORPORATION
                                               --------------------------------
                                                         CONTRACTOR

By  /s/ Jan Schori                             By /s/ Arthur Kaufman 4/30/99
   ---------------------------------------     --------------------------------
                                    DATE                                 DATE

Type name        JAN SCHORI                   Type Name      ARTHUR KAUFMAN
          --------------------------------                ---------------------

Title          General Manager                Title          Vice President
         ---------------------------------                ---------------------

CONTRACT TEMPLATE

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IN SECTION 5.G, AUDITS, ADD PARAGRAPH 5.G.3) AS FOLLOWS:

3) For years in which H Power expends less than $300,000 in federal awards, the District may require, at its option, an agreed upon procedures audit performed by a qualified independent Certified Public Accountant (CPA) to ensure that H Power has complied with Federal laws and regulations and with the terms and conditions of the award. This audit will be conducted in accordance with the American Institute of Certified Public Accountants' (AICPA's) generally accepted auditing standards (GAAS) and attestation standards.


AMENDED SECTION 6, TERM, AS FOLLOWS:

6.   TERM.    This Agreement shall commence upon the effective date and
shall, unless earlier terminated pursuant to paragraph 26 and subject to paragraph 26, continue in effect until June 30, 1999.



IN SECTION 7, PROJECT REPORTS AND OTHER DOCUMENTATION, REPLACE PARAGRAPH A, MONTHLY REPORTS AS FOLLOWS:

A.   MONTHLY REPORTS.    Upon request, H Power shall provide to the SMUD
Project Manager a monthly summary report of all activities during the previous month toward accomplishing Project objectives. Included in the monthly report shall be the status of Project tasks, the current projection for completion of tasks, a summary of expenditures during the applicable month, a projection of future costs for the Project, and a discussion of problems and potential problems that SMUD may need to take action upon or communication to DARPA.












      This Contract Change is subject to all provisions of the original contract and all provisions of any previous Contract. Changes which are not expressly superceded in this Contract Change.


SACRAMENTO MUNICIPAL UTILITY DISTRICT         JS                     AK
                                          ------------         ----------------
                                             INIT.             CONTRACTOR INIT.